UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):           May 6, 2004

STRESSGEN BIOTECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	333-12570	77-0123732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	350-4243 Glanford Avenue, Victoria, British Columbia	V8Z 4B9
Parent of Stressgen Biotechnologies, Inc.
	6055 Lusk Boulevard, San Diego, CA	92121
	(Address of principal executive offices)	(Zip Code)

	Registrant’s telephone number, including area code:	(250) 744-2811
(858) 202-4900

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1                           Press release dated May 6, 2004, “Stressgen Biotechnologies Announces First Quarter 2004 Financial Results”

Item 12. Results of Operations and Financial Condition.

On May 6, 2004 Stressgen Biotechnologies Corporation issued a press release reporting earnings and other financial results for its first fiscal quarter in 2004, which ended March 31, 2004.  A copy of the press release is attached as Exhibit 99.1.

This information is furnished pursuant to Item 12 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  Stressgen has not determined that the reported results are material.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRESSGEN BIOTECHNOLOGIES CORPORATION

	By:	/s/Gregory M. McKee
Date: May 6, 2004		Vice President, Corporate Development and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release dated May 6, 2004, “Stressgen Biotechnologies Announces First Quarter 2004 Financial Results”